                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

As independent public accountants, we hereby consent to the incorporation of our report dated June 12, 1997, included in this Form 11-K for the Plan year ended December 31, 1996, into Mississippi Chemical Corporation's previously filed Registration Statement File No. 33-59577. It should be noted that we have not audited any financial statements of the Plan subsequent to December 31, 1996 or performed any audit procedures subsequent to the date of our report.


                                       /s/ ARTHUR ANDERSEN LLP

Memphis, Tennessee,
  June 24, 1997.

                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

As independent public accountants, we hereby consent to the incorporation of our report dated June 12, 1997, included in this Form 11-K for the Plan year ended December 31, 1996, into Mississippi Chemical Corporation's previously filed Registration Statement File No. 33-59577. It should be noted that we have not audited any financial statements of the Plan subsequent to December 31, 1996 or performed any audit procedures subsequent to the date of our report.


                                       /s/ ARTHUR ANDERSEN LLP

Memphis, Tennessee,
  June 24, 1997.

                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

As independent public accountants, we hereby consent to the incorporation of our report dated June 12, 1997, included in this Form 11-K for the period from Plan inception (August 16, 1996) to December 31, 1996, into Mississippi Chemical Corporation's previously filed Registration Statement File No. 333-13069. It should be noted that we have not audited any financial statements of the Plan subsequent to December 31, 1996 or performed any audit procedures subsequent to the date of our report.


                                                     /s/ ARTHUR ANDERSEN LLP

Memphis, Tennessee,
 June 24, 1997.